UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):April 4, 2005

BENJAMIN FRANKLIN BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-51194	04-3336598

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

58 Main Street, Franklin, Massachusetts	02038

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (508) 528-7000

Benjamin Franklin Bancorp, M.H.C.

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

     On April 4, 2005, Benjamin Franklin Bancorp, Inc. completed its acquisition of Chart Bank, A Cooperative Bank. The acquisition was accomplished pursuant to an Agreement and Plan of Merger dated as of September 1, 2004 through the merger of Chart Bank with and into Benjamin Franklin Bank, a wholly owned subsidiary of Benjamin Franklin Bancorp. Immediately prior to the merger, Benjamin Franklin Bancorp converted from a mutual to a stock corporation and completed its related stock offering, pursuant to which it issued 5,977,419 shares of its common stock (including 400,000 shares it contributed to the Benjamin Franklin Bank Charitable Foundation).

     Pursuant to the merger agreement, each outstanding share of Chart Bank common stock, par value $1.00 per share, was converted into the right to receive 3.075 shares of Benjamin Franklin Bancorp common stock, no par value, or $30.75 in cash, subject to election and allocation procedures intended to ensure that, in the aggregate, 55% of Chart Bank’s shares were exchanged for Benjamin Franklin Bancorp stock and 45% were exchanged for cash. The conversion of Benjamin Franklin Bancorp to a stock corporation generated capital to pay the cash portion of the consideration to the holders of Chart Bank common stock and also made it possible for Benjamin Franklin Bancorp to issue shares of stock. The aggregate consideration for the Chart Bank acquisition was $21,392,960 in cash (including amounts paid to cash out outstanding Chart Bank stock options, and net of amounts received by Chart Bank upon the exercise of stock options prior to the merger) and 2,511,479 shares of Benjamin Franklin Bancorp, Inc. common stock.

Item 9.01. Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired.

     We intend to file by amendment the required historical financial statements for Chart Bank not later than 71 calendar days after the date that this Form 8-K must be filed.

     (b) Pro Forma Financial Information.

     We intend to file by amendment the required pro forma financial statements reflecting the acquisition of Chart Bank not later than 71 calendar days after the date that this Form 8-K must be filed.

     (c) Exhibits.

Number	Title
2.1	Agreement and Plan of Merger dated as of September 1, 2004 (incorporated by reference from Benjamin Franklin Bancorp’s Registration Statement on Form S-1, No. 333-121154, filed on December 10, 2004)

99.1	Press release dated April 5, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENJAMIN FRANKLIN BANCORP, INC.
Date: April 7, 2005	By:	/s/ Claire S. Bean
Claire S. Bean
Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Number	Title
2.1	Agreement and Plan of Merger dated as of September 1, 2004 (incorporated by reference from Benjamin Franklin Bancorp’s Registration Statement on Form S-1, No. 333-121154, filed on December 10, 2004)

99.1	Press Release dated April 5, 2005